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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  May 24, 1999
                Date of Report (Date of earliest event reported)




                                    8X8, INC.
             (Exact name of registrant as specified in its charter)



               Delaware                         333-15627                             77-0142404
   -------------------------------        ------------------------       ------------------------------------
   (State or other jurisdiction of        (Commission File Number)       (I.R.S. Employer Identification No.)
            incorporation)


                           2445 Mission College Blvd.
                          Santa Clara, California 95054
                    (Address of principal executive offices)

                                 (408) 727-1885
              (Registrant's telephone number, including area code)


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ITEM 2. ACQUISITION OF DISPOSITION OF ASSETS

           On May 24, 1999, 8x8, Inc. ("8x8) acquired from the holders of the capital stock of Odisei S.A., a French corporation ("Odisei"), all but six of their shares of Odisei pursuant to a Stock Exchange Agreement ("Exchange Agreement"), dated as of May 13, 1999, among 8x8, Odisei, and the Security Holders (as defined in the Exchange Agreement) (the "Acquisition"). As a result of the Acquisition, 8x8 became the owner of 99.99% of the issued and outstanding shares of Odisei common stock and each outstanding share of Odisei common stock was exchanged for four newly issued shares of 8x8's common stock. 8x8 issued 2,867,976 shares of common stock in the aggregate pursuant to the Acquisition. 8x8 is obligated to file a Registration Statement on Form S-3 to register the shares. The Acquisition will be accounted for as a purchase transaction.

           In addition, 8x8 has deposited $2,692,211 into escrow to indemnify the Odisei stockholders for certain French tax obligations incurred by them in connection with the exchange of their Odisei shares for 8x8 shares. The escrow fund would be distributed to them in the event that 8x8's stock price drops below $1.78 per share for certain Odisei stockholders or $1.15 for other of the Odisei stockholders on the date the 8x8 shares issued to them becomes freely tradable.

           The terms of the Exchange Agreement and the other agreements, instruments and documents contemplated by the Exchange Agreement were the result of arm's-length negotiations among the parties.

           The Exchange Agreement and agreements related thereto are included with this Current Report on Form 8-K as Exhibit 2.1. The foregoing description of the Acquisition is qualified in its entirety by reference to such Exhibit. In addition, copies of 8x8's press releases announcing the signing and closing of the Exchange Agreement are included as Exhibits 99.1 and 99.2 hereto.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibit C.

           (a) Financial statements of Business Acquired. To be filed by amendment to this Current Report on Form 8-K.

           (b) Pro Forma Financial Information. To be filed by amendment to this Current Report on Form 8-K.

           (c)        Exhibits.


      Exhibit Number      Description
      --------------      -----------

           2.1 Stock Exchange Agreement, dated as of May 13, 1999, by and among 8x8, Inc., Odisei S.A. and the Security Holders named therein and the agreements related thereto.


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           99.1           Press release dated May 13, 1999.

           99.2           Press release dated May 25, 1999.






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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              8X8, INC.

Dated: June 7, 1999
                                              By: /s/ Sandra Abbott
                                                  ---------------------------
                                                  Sandra L. Abbott
                                                  Chief Financial Officer and
                                                  Vice President of Finance



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                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

2.1 Stock Exchange Agreement, dated as of May 13, 1999, by and among 8x8, Inc., Odisei S.A. and the Security Holders named therein and the agreements related thereto.

99.1                Press release dated May 13, 1999.

99.2                Press release dated May 25, 1999.